Exhibit 10.2F

SIXTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Sixth Amendment"), dated as of March 15, 2017, amends that certain Second Amended and Restated Credit Agreement, dated as of June 12, 2013, as amended by a First Amendment thereto dated as of December 20, 2013, a Consent to Reporting Extension dated as of July 23,2015, a Second Amendment thereto dated as of August 21, 2015, a Waiver to Credit Agreement dated as of September 29, 2015, a Consent to Additional Reporting Extension dated as of October 23, 2015, a Third Amendment thereto dated as of November 30, 2015, a Fourth Amendment thereto dated as of December 28, 2015, a Fifth Amendment thereto dated as of February 17, 2016, a Consent to Reporting Extension dated as of July 28,2016, a Consent to Reporting Extension dated as of October 30,2016, a Waiver Letter dated December 19,2016, and a Consent to Reporting Extension dated as of December 28, 2016 (collectively, the "Credit Agreement"), by and among ADS MEXICANA, S.A. DE C.V., a corporation organized under the laws of the United Mexican States (the "Borrower"), the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement) PARTY THERETO, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent").

WITNESSETH:

WHEREAS, pursuant to Section 8.2.5 of the Credit Agreement, the Borrower and ADS Corporative are permitted to make Capital Distributions to ADS and its Subsidiaries.  As a requirement of Law, Capital Distributions also are required to be made to the other shareholder of the Borrower and ADS Corporative on a pro rata basis in accordance with the shareholders' respective ownership interests;

WHEREAS, during the fiscal years of the Borrower and ADS Corporative ended March 31, 2014, 2015 and 2016, the Borrower and ADS Corporative made Capital Distributions to ADS Worldwide, Inc. as set forth on Exhibit A hereto in accordance with the terms of the Credit Agreement.  Capital Distributions in a pro rata amount also were paid to the other shareholder of the Borrower and ADS Corporative based upon such other shareholder's ownership of fifty percent (50%) of the Borrower and ADS Corporative and subsequent ownership of forty-nine percent (49%) of the Borrower and ADS Corporative;

WHEREAS, the intent of the parties to the Credit Agreement was to permit Capital Distributions to be paid to all shareholders of the Borrower and ADS Corporative as required by Law, such that Section 8.2.5 also should have permitted pro rata Capital Distributions to the other shareholder.  The failure of the Credit Agreement to permit such Capital Distributions was an error or omission of a technical nature, as described in Section 11.1.5(E) of the Credit Agreement; and

WHEREAS, the parties hereto desire to restate Section 8.2.5, effective as of the original date of the Credit Agreement, in order to correct the error or omission regarding Capital Distributions.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1.Definitions.  Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

2.Amendments to Credit Agreement.

The following new definitions are hereby inserted in Section 1.1 [Certain Definitions] of the Credit Agreement in alphabetical order:

"Sixth Amendment shall mean the Sixth Amendment to Second Amended and Restated Credit Agreement, dated as of March 15, 2017."

"Sixth Amendment Effective Date shall mean the date upon which the Sixth Amendment became effective pursuant to its terms."

3.Amendment of Section 8.2.5.  Section 8.2.5 of the Credit Agreement is hereby amended and restated as follows, effective as of June 12, 2013:

"8.2.5Capital Distributions.

The Borrower shall not, and shall not permit ADS Corporativo to, make or pay, or agree to become or remain liable to make or pay, any Capital Distribution of any nature (whether in cash, property, securities or otherwise) unless prior to and after giving effect thereto, no Event of Default or Potential Default has occurred and is continuing."

4.Conditions Precedent.  The Borrower, the Guarantors and the Lenders acknowledge that this Sixth Amendment shall not be effective until the date each of the following conditions precedent has been satisfied (such date is referred to herein as the "Sixth Amendment Effective Date"):

(a)The Borrower, the Guarantors and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this Sixth Amendment;

(b)The Borrower and each Guarantor, by its execution and delivery of this Sixth Amendment, shall have and be deemed to have certified to the Administrative Agent and the Lenders that the certificates dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Borrower or such Guarantor, as applicable, on behalf of itself and the Guarantors, remain true, correct and complete on and as of the Sixth Amendment Effective Date; other than as set forth in the Third Amendment;

(c)Since March 31, 2016, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(d)The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Sixth Amendment;

(e)The Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, reasonable attorneys' fees, for which the Administrative Agent is entitled to be reimbursed; and

(f)All legal details and proceedings to be consummated and/or otherwise completed as of the Sixth Amendment Effective Date in connection with the transactions contemplated by this Sixth Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

5.Incorporation into Credit Agreement.  This Sixth Amendment shall be incorporated into the Credit Agreement by this reference.

6.Full Force and Effect.  Except as expressly modified by this Sixth Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower's indebtedness to the Lenders and all Guaranty Agreements executed and delivered by the Guarantors.

7.Reimbursement of Expenses.  The Borrower  unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless  against liability for the payment of reasonable  out-of-pocket costs, expenses  and disbursements, including without limitation, fees and expenses  of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Sixth Amendment and all other documents or instruments to be delivered in connection herewith.

8. Counterparts.  This Sixth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

9.Entire Agreement.  This Sixth Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof.  No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Sixth Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

10.Governing Law. This Sixth Amendment shall be deemed to be a contract under the laws of the State of Ohio, U.S.A. and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio, U.S.A. without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE- SIXTH AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Sixth Amendment as of the day and year first above written.

[SIGNATURE PAGE-SIXTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT]

[SIGNATURE PAGE-SIXTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT]

[SIGNATURE PAGE-SIXTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT)

Exhibit A

Capital Distributions

Capital Distribution	Capital Distribution
Amount to Grupo	Amount to ADS
Altima	Worldwide, Inc.
		Payment Date
(in MXN)	(in USD)	(Month/Year)

6,039,642.00	510,000.00	5/2013*
2,264,120.00	179,356.79	11/2013
6,349,175.00	510,000.00	12/2013
3,775,315.25	304,621.94	2/2014
3,775,315.25	303,558.25	7/2014
6,904,982.00	510,000.00	12/2014
14,461,327.81	1,020,000.00	2/2015
7,912,075.80	535,328.61	4/2015
6,522,285.12	429,187.47	7/2015
12,331,195.96	765,007.13	9/2015
24,751.914.05	1,536,621.33	11/2015
16,999,514.97	897,690.19	3/2017**

*Dividend paid by ADS Corporativo; All others paid by Borrower

**Dividend recommended 2/2017, payable 3/2017